UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015 (July 23, 2015)

ANTHEM, INC.

(Exact name of Registrant as specified in its Charter)

Indiana

(State or Other Jurisdiction of Incorporation or Organization)

001-16751	35-2145715
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of Principal Executive Offices, Including Zip Code)

(317) 488-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition

Today, Anthem, Inc., an Indiana corporation (the “Company”), and Cigna Corporation, a Delaware corporation (“Cigna”), issued a joint press release announcing that they have entered into an Agreement and Plan of Merger, dated as of July 23, 2015 (the “Merger Agreement”), by and among the Company, Cigna and Anthem Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company, pursuant to which the Company will acquire all outstanding shares of Cigna (the “Acquisition”).

In connection with the Acquisition, the Company is hosting a conference call today and making a presentation to investors to discuss the Acquisition and the Company will also preview on the conference call its second quarter 2015 net income of $3.13 per share, including net gains of $0.03 per share. Excluding these gains, adjusted net income was $3.10 per share for the second quarter. The Company now expects full year 2015 net income to be greater than $9.75 per share, including greater than $0.25 per share of net unfavorable adjustment items. Excluding these items, adjusted net income is expected to be greater than $10.00 per share. This guidance does not include any future merger related transaction costs, which the Company expects to exclude in its adjusted net income calculation, and does not include net adjustment items beyond those to be reported in the Company’s second quarter 2015 earnings release, which are listed in the table below:

Full Year 2015 Outlook

Net income per diluted share	Greater than $9.75

Add / (Subtract) - net of related tax effects:

Net realized gains on investments	($0.33)

Other-than-temporary impairment losses on investments	$0.08

Loss on extinguishment of debt	$0.00

Amortization of other intangible assets	Greater than $0.50

Net adjustment items	Greater than $0.25

Adjusted net income per diluted share	Greater than $10.00

The Company will provide additional details on its financial results on its quarterly earnings conference call on Wednesday, July 29th.

A copy of the investor presentation will be available this morning for download at the Company’s website (www.antheminc.com).

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03— Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 23, 2015, the Board of Directors of the Company approved an amendment to the By-Laws of the Company (the “By-Law Amendment”), which became effective immediately. The By-Law Amendment added a new Article XI, which designates the Marion Superior Court in the State of Indiana (or, if the Marion Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana) as the sole and exclusive forum for certain legal action, unless the Company consents in writing to the selection of an alternative forum. The foregoing description of the By-Law Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the By-Law Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01—Regulation FD Disclosure

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01—Other Events

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

None of the information furnished in Item 2.02, Item 7.01, Item 8.01 or Exhibit 99.1 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

The proposed transaction between Anthem, Inc. (“Anthem”) and Cigna Corporation (“Cigna”) will be submitted to Anthem’s and Cigna’s shareholders and stockholders (as applicable) for their consideration. In connection with the transaction, Anthem and Cigna will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including an Anthem registration statement on Form S-4 that will include a joint proxy statement of Anthem and Cigna that also constitutes a prospectus of Anthem, and each will mail the definitive joint proxy statement/prospectus to its shareholders and stockholders, respectively. This communication is not a substitute for the registration statement, joint proxy statement/prospectus or any other document that Anthem and/or Cigna may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF ANTHEM AND CIGNA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement containing the joint proxy statement/prospectus and other documents filed with the SEC by Anthem or Cigna (when available) through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Anthem will be available free of charge on Anthem’s internet website at http://www.antheminc.com or by contacting Anthem’s Investor Relations Department at (317) 488-6168. Copies of the documents filed with the SEC by Cigna will be available free of charge on Cigna’s internet website at http://www.cigna.com or by contacting Cigna’s Investor Relations Department at (215) 761-4198.

Anthem, Cigna and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Anthem’s executive officers and directors in Anthem’s annual report on Form 10-K for the year ended December 31, 2014 and its definitive proxy statement filed with the SEC on April 1, 2015. You can find information about Cigna’s executive officers and directors in Cigna’s annual report on Form 10-K for the year ended December 31, 2014 and its definitive proxy statement filed with the SEC on March 13, 2015. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document, and oral statements made with respect to information contained in this communication, contain certain forward-looking information about Anthem, Inc. (“Anthem”), Cigna Corporation (“Cigna”) and the combined businesses of Anthem and Cigna that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s),” “intend,” “estimate,” “project” and similar expressions (including the negative thereof) are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, statements regarding the merger between Anthem and Cigna; Anthem’s financing of the proposed transaction; the combined company’s expected future performance (including expected results of operations and financial guidance); the combined company’s future financial condition, operating results, strategy and plans; statements about regulatory and other approvals; synergies from the proposed transaction; the combined company’s expected debt-to-capital ratio and ability to retain investment grade ratings; the closing date for the proposed transaction; financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond Anthem’s and Cigna’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in Anthem’s and Cigna’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); those relating to the proposed transaction, as detailed from time to time in Anthem’s and Cigna’s filings with the SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of initial and phased-in provisions of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; our projected consolidated revenue growth and global medical customer growth; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of its common stock and pay dividends on its common stock due to the adequacy of its cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties; our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect Anthem’s licenses with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack Anthem reported in February 2015; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in Anthem’s governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Important factors that could cause actual results and other future events to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that Anthem and/or Cigna may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of the proposed transaction, including the ability to achieve the synergies and value creation contemplated by the proposed transaction, (ii) the ultimate outcome and results of integrating the operations of Anthem and Cigna, (iii) disruption from the merger making it more difficult to maintain businesses and operational relationships, (iv) the risk that unexpected costs will be incurred in connection with the proposed transaction, (v) the timing to consummate the proposed transaction, (vi) the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of required regulatory approvals and the receipt of approval of both Anthem’s and Cigna’s shareholders and stockholders, respectively, and (viii) the risks and uncertainties detailed by Cigna with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to Anthem, Cigna or any person acting on behalf of Anthem and/or Cigna are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, neither Anthem nor Cigna undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or the receipt of new information. Readers are also urged to carefully review and consider the various disclosures in Anthem’s and Cigna’s SEC reports.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit

3.1	Amendment to the By-Laws of Anthem, Inc.
99.1	Press release, dated July 24, 2015 issued by Anthem, Inc. and Cigna Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Anthem, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
	Name:	Kathleen S. Kiefer
	Title:	Corporate Secretary

Dated: July 24, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Amendment to the By-Laws of Anthem, Inc.
99.1	Press release, dated July 24, 2015, issued by Anthem, Inc. and Cigna Corporation